Forward-Looking Statements February 2017

TrueBlue at a Glance February 2017 3 124,000 Clients served annually with low concentration1 815,000 People connected to work during 2016 #1 Largest U.S. industrial staffing provider #1 Largest global RPO provider2 2013-2016 Average Return on Equity4 2012-2016 Adjusted EBITDA CAGR3 $2.8B 2016 Revenue 20% Growth 16% Return PeopleScout recognized as a Leader and Star Performer by Everest, Leader by NelsonHall and consistently ranked as a Top Provider by HRO Today TrueBlue has been named to Forbes’ list of America’s Most Trustworthy Companies multiple times Founding member of the U.S. Chamber of Commerce Veterans Employment Advisory Council Staff Management | SMX charter member of the U.S. Immigration and Customs Enforcement IMAGE Program 1 No single customer accounts for more than 2% of total revenue on a TTM 1/1/17 pro forma basis; pro forma for reductions in use of contingent labor by Amazon announced in 2016. 2 Source: Everest Group overall service provider share distribution by annual number of hires (2016). 3 See “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 4 Calculated as Adjusted Net Income divided by average equity over the prior four quarters.

Investment Highlights

Specialized Service Offerings to Meet Client Needs February 2017 7% of Revenue / 20% of Adj. EBITDA2 34% of Revenue / 16% of Adj. EBITDA2 59% of Revenue / 64% of Adj. EBITDA2 1 Also includes management of service provider business, which provides customers with improved quality and spend management of their contingent labor vendors. 2 Revenue and Adjusted EBITDA mix calculations based on FY-2016; Adjusted EBITDA mix calculations exclude Corporate unallocated.

Solving Workforce Challenges Globally February 2017 complex global diverse age 65 will be almost double worker shortage growth robust workforce solutions

Construction Manufacturing Transport & Wholesale Retail In d u s tr y D y n a m ic s             Housing Starts Have Not Kept Pace US Manufacturing Renaissance Wholesale Trade At New High eCommerce Growing % of Retail Sales Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: US Census Bureau 60 65 70 75 80 85 90 95 100 105 110 19 90 19 92 19 94 19 96 19 98 20 00 20 02 20 04 20 06 20 08 20 10 20 12 20 14 20 16 Industrial Production Index 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 19 92 19 94 19 96 19 98 20 00 20 02 20 04 20 06 20 08 20 10 20 12 20 14 20 16 eCommerce % of Retail Sales 3.0 3.5 4.0 4.5 5.0 5.5 19 90 19 92 19 94 19 96 19 98 20 00 20 02 20 04 20 06 20 08 20 10 20 12 20 14 20 16 Transportation and Warehousing Employment Millions Strong Position in Attractive Vertical Markets February 2017 - 500 1,000 1,500 2,000 2,500 150 170 190 210 230 250 270 290 310 330 350 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 US Population Housing Permits Millions Thousands

8% Growing Market Capitalizing on Secular Forces in Industrial Staffing February 2017       o o  o o      Positive Demographic Trends Temp Penetration Growth Compelling Technology Rise of eCommerce On-Shoring Comeback

Strength of TrueBlue’s PeopleScout Business February 2017 4% 4% 4% 5% 5% 6% 7% 6% 6% 5% 8% 13% 16% 20% Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 PeopleScout % of Total Company Results (TTM) Revenue Adjusted EBITDA 18% 17% 15% 11% 9% 9% 10% Q4-16Q3-16Q2-16Q1-16Q4-15Q3-15Q2-15 Adjusted EBITDA Margin TTM PeopleScout TBI Total           1 PeopleScout offers recruitment process outsourcing (RPO) as well as management of services providers.

Disciplined Cash Management and Strong Balance Sheet February 2017 1 Calculated as net cash provided by operating activities less capital expenditures. 2 Calculated as Adjusted Net Income divided by average equity over the prior four quarters.    $34 $73 $31 $54 $233 2012 2013 2014 2015 2016 No Debt 0.4x 1.7x 1.7x 1.0x 2012 2013 2014 2015 2016 13% 14% 16% 17% 17% 2012 2013 2014 2015 2016 millions

Strategic Priorities February 2017

PeopleReady Transition February 2017 Legacy branch based business transitioning to one brand/one system. Expand Scope of Services • Within our legacy structure, only 12 of our top 40 markets had access to all 3 service lines. • PeopleReady will bring more specialized services to more markets while leveraging central resources to streamline operations. Increase Operational Agility • >50% of PeopleReady’s revenue is generated from customers who already work with multiple brands; single point of contact makes it easier. • One set of operating procedures and systems provide a better customer experience empowering staff to move quickly and capture market share. Larger Talent Pool • Associates and customers benefit from scale when information is visible across all systems. • Common information systems and compelling new technology platforms (i.e. mobile app) increases our ability to attract a more diverse population of workers. Str a tegic R a ti o nal e Priorit ie s

JobStack Mobile App – A Competitive Differentiator February 2017 CUSTOMER ASSOCIATE Mobile Technology Feature… How TrueBlue will drive value… 24/7 order creation / viewing Round-the-clock revenue generation Real-time order fill rates Improved customer and experience ratings Lift quality Worksite ratings Enhanced communication and safety Control work week / set availability Tap into larger and more diverse talent pool

Non-GAAP Terms and Definitions February 2017 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes from EBITDA, costs related to acquisition and integration, goodwill and intangible asset impairment charges, other charges, and Work Opportunity Tax Credit third-party processing fees. EBITDA and Adjusted EBITDA are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Adjusted net income and adjusted net income per diluted share are non-GAAP financial measures which exclude from net income and net income on a per diluted share basis costs related to acquisition and integration, goodwill and intangible asset impairment charges, other charges, amortization of intangibles of acquired businesses as well as accretion expense related to acquisition earn-out, tax effect of each adjustment to U.S. GAAP net income, and adjusts income taxes to the expected ongoing effective tax rate. Adjusted net income and adjusted net income per diluted share are key measures used by management to assess performance and, in our opinion, enhance comparability and provide investors with useful insight into the underlying trends of the business. Adjusted net income and adjusted net income per diluted share should not be considered measures of financial performance in isolation or as an alternative to net income or net income per diluted share in the Consolidated Statements of Operations in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Free cash flow is defined as net cash provided by operating activities, minus purchases for property and equipment. Free cash flow is a non-GAAP financial measure and is not intended to replace net cash provided by operating activities, the most directly comparable financial measure prepared in accordance with GAAP. We present free cash flow because we believe it indicates the amount of cash available after capital expenditures for, among other things, investments in our existing business, debt service obligations, repurchase of our common stock, and strategic acquisitions. See “Financials” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to U.S. GAAP financial results.